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________________________________________________________________________________


DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA Investment Securities, Inc. (the "Fund") covering the quarter ended March 31, 2000.

THE ECONOMY

The U.S. economy continued to expand at a robust pace during the first quarter, with all regions of the country and all economic sectors participating in the prosperity. Despite the steady rise in both short and long-term interest rates during the past 12 to 18 months, the domestic economy shows very little evidence that a slowdown in business activity is imminent. The practical significance of this persistently robust pace of economic expansion is that the level of real interest rates is too low and must rise further in order to choke off the boom in domestic demand.

The Federal Reserve (the "Fed") has signaled its intention to continue to tighten monetary conditions and raise interest rates until the rate of growth of domestic spending slows to a more sustainable and non-inflationary pace. During the first quarter, the Fed raised its official interest rate target twice to the highest level in five years, and more increases appear likely during the next several months.

MARKET REVIEW

Financial markets exhibited extraordinary volatility and turbulence during the first quarter. The prices of financial assets were driven primarily by wild swings in investor psychology, rather than fundamental factors. Within the domestic bond market, Treasuries outperformed all other sectors. Conversely, yields on long-term corporate bonds trended higher during the quarter, a result of persistent strength in business credit demands.

STRATEGY

During the latter part of March, we took advantage of the opportunity to add more mortgage-backed securities ("MBS") at substantially wider yield spreads. We finished the quarter modestly overweighted in MBS relative to the Lehman Brothers Aggregate Bond Index. We are bullish on the outlook for MBS for the balance of the year, as liquidity remains excellent and prepayment concerns are muted. We also look to our MBS overweight as the source of funding for future sector allocation changes.

We believe that corporate bonds offer compelling value at current valuation levels. However, we remain somewhat cautious, considering the increase in negative corporate announcements, the equity market's intolerance for earnings disappointments, and the Fed tightening. In addition, as long duration U.S. Treasury securities

                                                       (CONTINUED ON PANEL 4)

                                       1

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CIGNA INVESTMENT SECURITIES, INC.
FINANCIAL SUMMARY
For the Three Months Ended March 31, 2000 (Unaudited)
(In Thousands)
----------------------------------------------------------------------------
                                                     2000             1999
                                                     ----             ----
Net investment income                              $1,346            $1,389
Net realized and unrealized gain (loss)              (389)           (1,983)
Per share:
    Net investment income                           $0.28             $0.29
    Dividends from net investment income            $0.28             $0.28
    Net asset value at end of
    period                                         $17.70            $18.84


----------------------------------------------------------------------------

NET INVESTMENT INCOME PER SHARE
For the Three Months Ended March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
2000               1999               1998               1997             1996
----               ----               ----               ----             ----
$0.28              $0.29              $0.31             $0.31             $0.33


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                                  (IN THOUSANDS)
                                                                  --------------

ASSETS:
Investments at market value
    (Cost - $86,915,960)                                          $ 86,006
Cash                                                                   283
Receivable for investments sold                                      5,120
Interest receivable                                                  1,220
Investment for Directors' deferred compensation plan                   166
                                                               ------------
  Total assets                                                      92,795

LIABILITIES:
Payable for investments purchased                                    7,648
Deferred Directors' fees payable                                       166
Accrued advisory fees payable                                           41
Other accrued expenses (including $10,477 due to affiliate)             93
                                                               ------------
    Total liabilities                                                7,949
                                                               ------------
NET ASSETS                                                        $ 84,846
                                                               ============
NET ASSET VALUE PER SHARE
Applicable to 4,792,215 shares of $0.10 par value capital
  stock outstanding (12,000,000 shares authorized)                $  17.70
                                                               ============

                                       2


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--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.
STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Three Months Ended March 31, 2000
(Unaudited)
--------------------------------------------------------------------------------
                                                            (IN THOUSANDS)
                                                            --------------
INVESTMENT INCOME:
    Interest                                                             $1,589
EXPENSES:
    Investment advisory fees                           $112
    Custodian fees                                       30
    Shareholder reports                                  24
    Transfer agent                                       23
    Administrative services                              15
    Auditing and legal fees                              13
    Directors' fees                                       9
    State taxes                                           7
    Other                                                10                 243
                                                ------------   -----------------
    Net Investment Income                                                 1,346
    Net realized loss on investments                                     (2,028)
    Unrealized appreciation of investments                                1,639
                                                               -----------------
    Net Increase in Net Assets From Operations                              957
    Distributions to shareholders from net
      investment income                                                  (1,341)
                                                               -----------------
Net Decrease in Net Assets                                                 (384)
NET ASSETS:
    Beginning of period                                                  85,230
                                                               -----------------
    End of period (includes undistributed net
    investment income of $109,576)                                      $84,846
                                                               =================

                                       3

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________________________________________________________________________________


become more scarce with increased government debt buybacks, we believe that investors will be forced to find long duration elsewhere, which would include high quality corporate issuers.

PERFORMANCE

The Fund returned 1.07% for the first quarter of 2000 (based on its underlying net asset value), which trailed the Lehman Brothers Aggregate Bond Index return of 2.21%. However, the Fund's share price returned 5.51% for the quarter, assuming reinvestment of dividends.

OUTLOOK

There is minimal evidence that higher interest rates have begun to impact economic growth. Domestic demand continues to exhibit very strong momentum, and key fundamental factors suggest that robust economic growth will persist for much of the year.

The financial markets face a period of considerable turbulence, instability, and risk over a 3-6 month period, a consequence of a major confrontation between the booming domestic economy and the Federal Reserve. As the Fed continues to tighten monetary conditions during the next several months, liquidity conditions will likely deteriorate and short-term interest rates will remain on an upward path. In this financial environment, both the equity and bond markets will remain at risk. However, beyond the near term, once the rate of economic growth finally begins to slow sufficiently to allow the Fed to begin to ease policy, we anticipate a period where high-grade bonds are likely to outperform equities.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde, CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.


CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account, contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.

                                       4

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CIGNA Investment Securities, Inc.       [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
P.O. Box 13856
Philadelphia, PA 19101


                                                                CIGNA INVESTMENT
                                                                SECURITIES, INC.

--------------------                    ________________________________________
     BULK RATE
    U.S. POSTAGE                                            FIRST QUARTER REPORT
       PAID                                                       MARCH 31, 2000
 SO. HACKENSACK, NJ
    PERMIT 750
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